Exhibit 32.2


   CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
 SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002

     In connection with the filing of Zunicom, Inc. and Subsidiary (the "Company") Quarterly Report on Form 10-Q for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, John C. Rudy, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

         (2) The information  contained in the Report  fairly  presents,  in all
             Material  respects,   the   financial   condition  and  results  of
             operations of the Company,


/s/ John C. Rudy
----------------------
John C. Rudy
Chief Financial Officer
(principal financial officer

August 13, 2007




























                                Exhibit 32.2 - 1